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                                                            Exhibit 24
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-84558) pertaining to the Kohl's Department Stores, Inc. Savings Plan of our report dated June 23, 2000, with respect to the financial statements and schedule of the Kohl's Department Stores, Inc. Savings Plan included in this Annual report (Form 11-K) for the year ended January 29, 2000.



Milwaukee, Wisconsin                                           ERNST & YOUNG LLP
July 24, 2000